EXHIBIT 99.2

LA-Z-BOY INCORPORATED
CONSOLIDATED STATEMENT OF OPERATIONS

	Unaudited For the Quarter Ended		Unaudited For the Year Ended
(Amounts in thousands, except per share data)	4/24/2010 (13 weeks)	4/25/2009 (13 weeks)	4/24/2010 (52 weeks)	4/25/2009 (52 weeks)
Sales	$310,740	$284,498	$1,179,212	$1,226,674
Cost of sales
Cost of goods sold	208,938	193,394	802,344	$879,889
Restructuring	350	123	2,141	9,818
Total cost of sales	209,288	193,517	804,485	889,707
Gross profit	101,452	90,981	374,727	336,967
Selling, general and administrative	85,480	86,901	331,491	373,502
Restructuring	271	433	1,293	2,642
Write-down of long-lived assets	—	467	—	7,503
Write-down of trade names	—	—	—	5,541
Write-down of goodwill	—	—	—	42,136
Operating income (loss)	15,701	3,180	41,943	(94,357)
Interest expense	584	1,049	2,972	5,581
Interest income	109	619	724	2,504
Income from Continued Dumping and Subsidy Offset Act, net	—	—	4,436	8,124
Other income (expense), net	236	(23)	590	(7,998)
Earnings (loss) before income taxes	15,462	2,727	44,721	(97,308)
Income tax expense (benefit)	1,922	(2,275)	12,670	25,112
Net income (loss)	13,540	5,002	32,051	(122,420)
Net (income) loss attributable to noncontrolling interests	132	155	487	(252)
Net income (loss) attributable to La-Z-Boy Incorporated	$13,672	$5,157	$32,538	$(122,672)

Diluted weighted average shares	52,101	51,478	51,732	51,460

Diluted net income (loss) attributable to La-Z-Boy Incorporated per share	$0.26	$0.10	$0.62	$(2.39)

Dividends paid per share	$—	$—	$—	$0.10

LA-Z-BOY INCORPORATED
CONSOLIDATED BALANCE SHEET

	Unaudited As of
(Amounts in thousands, except par value)	4/24/2010	4/25/2009
Current assets
Cash and equivalents	$108,421	$17,364
Restricted cash	—	18,713
Receivables, net of allowance of $20,258 in 2010 and $28,385 in 2009	165,038	147,858
Inventories, net	134,187	140,178
Deferred income taxes – current	2,305	795
Other current assets	18,159	22,872
Total current assets	428,110	347,780
Property, plant and equipment, net	138,857	146,896
Trade names	3,100	3,100
Deferred income taxes – long term	458	—
Other long-term assets, net of allowance of $942 in 2010 and $4,309 in 2009	38,293	51,431
Total assets	$608,818	$549,207

Current liabilities
Current portion of long-term debt	$1,066	$8,724
Accounts payable	54,718	41,571
Accrued expenses and other current liabilities	91,496	75,733
Total current liabilities	147,280	126,028
Long-term debt	46,917	52,148
Deferred income taxes	—	724
Other long-term liabilities	68,381	63,875
Contingencies and commitments	—	—
Shareholders' equity
Common shares, $1 par value – 150,000 authorized; 51,770 outstanding in 2010 and 51,478 outstanding in 2009	51,770	51,478
Capital in excess of par value	201,873	205,945
Retained earnings	108,707	67,431
Accumulated other comprehensive loss	(20,251)	(22,559)
Total La-Z-Boy Incorporated shareholders’ equity	342,099	302,295
Noncontrolling interests	4,141	4,137
Total equity	346,240	306,432
Total liabilities and equity	$608,818	$549,207

LA-Z-BOY INCORPORATED
CONSOLIDATED STATEMENT OF CASH FLOWS

	Unaudited Quarter Ended		Unaudited Year Ended
(Amounts in thousands)	4/24/2010	4/25/2009	4/24/2010	4/25/2009
Cash flows from operating activities
Net income (loss)	$13,540	$5,002	$32,051	$(122,420)
Adjustments to reconcile net income (loss) to cash provided by operating activities
Gain on sale of assets	(488)	(106)	(538)	(2,813)
Write-down of long-lived assets	—	467	—	7,503
Write-down of trade names	—	—	—	5,541
Write-down of goodwill	—	—	—	42,136
Write-down of investments	—	—	—	5,140
Restructuring	621	556	3,434	12,460
Provision for doubtful accounts	942	6,815	6,535	25,254
Depreciation and amortization	6,060	5,875	25,246	24,142
Stock-based compensation expense	1,154	952	5,236	3,819
Change in receivables	(3,114)	3,909	(17,287)	27,223
Change in inventories	10,858	29,615	5,991	36,995
Change in other assets	(2,784)	992	4,187	2,946
Change in payables	6,471	(8,120)	13,147	(14,544)
Change in other liabilities	91	(12,914)	14,349	(41,160)
Change in deferred taxes	(2,391)	624	(2,692)	39,466
Total adjustments	17,420	28,665	57,608	174,108
Net cash provided by operating activities	30,960	33,667	89,659	51,688

Cash flows from investing activities
Proceeds from disposals of assets	1,413	1,229	3,338	9,060
Capital expenditures	(5,278)	(1,546)	(10,986)	(15,625)
Purchases of investments	(999)	(735)	(4,933)	(11,330)
Proceeds from sales of investments	3,040	12,794	8,833	34,675
Change in restricted cash	—	(10,543)	17,507	(18,207)
Change in other long-term assets	121	(235)	250	(581)
Net cash provided by (used for) investing activities	(1,703)	964	14,009	(2,008)

Cash flows from financing activities
Proceeds from debt	10,426	(4,664)	41,817	50,794
Payments on debt	(10,971)	(23,100)	(54,707)	(92,139)
Stock issued/(canceled) for stock and employee benefit plans	1,035	—	1,035	—
Dividends paid	—	11	—	(5,177)
Net cash provided by (used for) financing activities	490	(27,753)	(11,855)	(46,522)

Effect of exchange rate changes on cash and equivalents	(837)	(30)	(756)	(901)
Change in cash and equivalents	28,910	6,848	91,057	2,257
Cash acquired from consolidation of VIEs	—	—	—	631
Cash and equivalents at beginning of period	79,511	10,516	17,364	14,476
Cash and equivalents at end of period	$108,421	$17,364	$108,421	$17,364

LA-Z-BOY INCORPORATED
Segment Information

	Unaudited For the Quarter Ended		Unaudited For the Year Ended
	4/24/2010	4/25/2009	4/24/2010	4/25/2009
(Amounts in thousands)	(13 weeks)	(13 weeks)	(52 weeks)	(52 weeks)
Sales
Upholstery Group	$241,137	$214,952	$904,871	$899,204
Casegoods Group	37,510	39,290	146,706	178,000
Retail Group	39,233	38,430	153,620	160,838
VIEs	13,557	11,555	53,173	50,856
Corporate and Other	440	1,413	4,583	4,775
Eliminations	(21,137)	(21,142)	(83,741)	(66,999)
Consolidated Sales	$310,740	$284,498	$1,179,212	$1,226,674

Operating income (loss)
Upholstery Group	$28,641	$19,405	$96,392	$35,947
Casegoods Group	(230)	(1,265)	(243)	554
Retail Group	(4,721)	(7,332)	(19,825)	(34,841)
VIEs	222	(349)	104	(5,771)
Corporate and Other	(7,590)	(6,256)	(31,051)	(22,606)
Restructuring	(621)	(556)	(3,434)	(12,460)
Write-down of long-lived assets	—	(467)	—	(7,503)
Write-down of trade names	—	—	—	(5,541)
Write-down of goodwill	—	—	—	(42,136)
Consolidated Operating Income (Loss)	$15,701	$3,180	$41,943	$(94,357)

LA-Z-BOY INCORPORATED
Unaudited Quarterly Financial Data

(Dollar amounts in thousands, except per share data)	(13 weeks)	(13 weeks)	(13 weeks)	(13 weeks)
Fiscal Quarter Ended	7/25/2009	10/24/2009	1/23/2010	4/24/2010
Sales	$262,671	$300,707	$305,094	$310,740
Cost of sales
Cost of goods sold	181,549	204,962	206,895	208,938
Restructuring	736	663	392	350
Total cost of sales	182,285	205,625	207,287	209,288
Gross profit	80,386	95,082	97,807	101,452
Selling, general and administrative	77,622	84,862	83,527	85,480
Restructuring	301	520	201	271
Operating income	2,463	9,700	14,079	15,701
Interest expense	980	831	577	584
Interest income	276	199	140	109
Income from Continued Dumping and Subsidy Offset Act, net	—	—	4,436	—
Other income (expense), net	711	236	(593)	236
Earnings before income taxes	2,470	9,304	17,485	15,462
Income tax expense	439	3,762	6,547	1,922
Net income	2,031	5,542	10,938	13,540
Net (income) loss attributable to noncontrolling interest	(48)	365	38	132
Net income attributable to La-Z-Boy Incorporated	$1,983	$5,907	$10,976	$13,672

Diluted weighted average shares	51,479	51,755	51,845	52,101

Diluted net income attributable to La-Z-Boy Incorporated per share	$0.04	$0.11	$0.21	$0.26

LA-Z-BOY INCORPORATED
Unaudited Quarterly Financial Data

(Dollar amounts in thousands, except per share data)	(13 weeks)	(13 weeks)	(13 weeks)	(13 weeks)
Fiscal Quarter Ended	7/26/2008	10/25/2008	1/24/2009	4/25/2009
Sales	$321,652	$331,948	$288,576	$284,498
Cost of sales
Cost of goods sold	235,596	243,090	207,809	193,394
Restructuring	5,795	2,236	1,664	123
Total cost of sales	241,391	245,326	209,473	193,517
Gross profit	80,261	86,622	79,103	90,981
Selling, general and administrative	91,435	101,665	93,501	86,901
Restructuring	781	687	741	433
Write-down of long-lived assets	—	—	7,036	467
Write-down of trade names	—	—	5,541	—
Write-down of goodwill	1,292	408	40,436	—
Operating income (loss)	(13,247)	(16,138)	(68,152)	3,180
Interest expense	1,495	1,651	1,386	1,049
Interest income	932	630	323	619
Income from Continued Dumping and Subsidy Offset Act, net	—	—	8,124	—
Other income (expense), net	143	(685)	(7,433)	(23)
Earnings (loss) before income taxes	(13,667)	(17,844)	(68,524)	2,727
Income tax expense (benefit)	(5,107)	36,757	(4,263)	(2,275)
Net income (loss)	(8,560)	(54,601)	(64,261)	5,002
Net (income) loss attributable to noncontrolling interest	(86)	(34)	(287)	155
Net income (loss) attributable to La-Z-Boy Incorporated	$(8,646)	$(54,635)	$(64,548)	$5,157

Diluted weighted average shares	51,428	51,458	51,475	51,478

Diluted net income (loss) attributable to La-Z-Boy Incorporated per share	$(0.17)	$(1.06)	$(1.25)	$0.10